Exhibit 31.1

CERTIFICATION PURSUANT TO RULE 13a–14(a) OF THE EXCHANGE ACT

As Adopted Pursuant To Section 302 of the Sarbanes-Oxley Act of 2002

I, Patti S. Hart, certify that:

1.	I have reviewed this report on Form 10-Q of International Game Technology;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: August 8, 2013

/s/ Patti S. Hart

Patti S. Hart

Chief Executive Officer